UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

APPLE HOSPITALITY REIT, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-37389	26-1379210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street
Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 804 344-8121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APLE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.02, 5.07, 8.01 and 9.01 of Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Apple Hospitality REIT, Inc. Employee Stock Purchase Plan

As described below in Item 5.07 of this Current Report on Form 8-K, on May 19, 2025, the shareholders of the Company approved the Apple Hospitality REIT, Inc. Employee Stock Purchase Plan (the “Plan”) at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”) that, among other things, reserved for issuance under the Plan 600,000 common shares of the Company. The material terms and conditions of the Plan have been previously described under Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”), and are incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The foregoing summary is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2025, the Company held its Annual Meeting. At the Annual Meeting, shareholders considered:

1.
The election of nine (9) directors to the Board of Directors (the “Board”);
2.
The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm to serve for 2025;
3.
An advisory vote regarding the approval of compensation paid to the Company’s named executive officers; and
4.
Approval of the Plan.

The Company's shareholders voted as follows on these matters:

1.
The Company’s shareholders elected the nine director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Glenn W. Bunting	193,117,207	4,798,064	16,402,988
Jon A. Fosheim	195,851,350	2,063,921	16,402,988
Kristian M. Gathright	197,023,754	891,517	16,402,988
Carolyn B. Handlon	196,313,535	1,601,736	16,402,988
Glade M. Knight	194,176,136	3,739,135	16,402,988
Justin G. Knight	196,631,994	1,283,277	16,402,988
Blythe J. McGarvie	195,579,935	2,335,336	16,402,988
L. Hugh Redd	196,121,703	1,793,568	16,402,988
Howard E. Woolley	196,682,987	1,232,284	16,402,988

The nine duly elected directors, constituting all of the Board’s directors, will serve a one-year term expiring at the 2026 Annual Meeting of Shareholders.

2.
The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
207,626,038	5,999,443	692,778	-

3.
The Company’s shareholders voted on the advisory resolution to approve the compensation paid to the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
191,002,797	6,276,492	635,982	16,402,988
4.
The Company’s shareholders approved the Plan. The proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
196,687,212	721,463	506,596	16,402,988

Item 8.01 Other Events.

On May 19, 2025, the Board approved an extension until July 2026 of the Company’s existing share repurchase program. The extended share repurchase program permits the repurchase of up to $262.6 million of the Company’s common shares. Repurchases may be made in the open market, through 10b5-1 programs or in privately negotiated transactions. The timing of share repurchases and the number of common shares to be repurchased will depend upon prevailing market conditions and other factors. There can be no assurances that the Company will make additional purchases under the share repurchase program.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Documents
10.1	Apple Hospitality REIT, Inc. Employee Stock Purchase Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight
Chief Executive Officer

May 21, 2025